Provisions	6 Months Ended
Jun. 30, 2019
Other provisions [abstract]
Provisions

Provisions

The companies included in the consolidated financial statements of Biofrontera AG are exposed to several threatened or pending legal proceedings, the outcome of which either cannot be determined or cannot be predicted due to the uncertainty associated with such legal proceedings. The claims asserted against Biofrontera were not carried as liabilities, as the Management Board does not assume that claims can be enforced.

For the pending proceedings in the USA and Germany, provisions for litigation costs totaled EUR 2,183 thousand as of the balance sheet date (previous year: EUR 3,241 thousand). An amount of EUR 1,437 thousand was utilized in the first half of 2019. On the basis of a current estimate of the outstanding legal costs, a further provision of EUR 437 was formed.

Biofrontera assumes that the lawsuits are unjustified and will defend itself vigorously against these lawsuits.

However, Biofrontera cannot guarantee that it will be successful.

Biofrontera may incur additional considerable costs in defending its legal position, as in addition to internal resources, attorneys in the US have also been mandated to defend it. The resultant costs incurred by Biofrontera would not be reimbursed by the plaintiff even in the event of a positive outcome of the proceedings due to practices in the US legal environment.